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Activa Value Fund

A Message from the Fund's President

July 24, 2009

Dear Shareholder:

        I am writing to ask for your vote on an important matter that affects your investment in Activa Value Fund (the "Activa Fund"). While you are, of course, welcome to join us at the Activa Fund shareholders' meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

        We are asking for your vote on the following matter:

  Approval of a proposed merger of the Activa Fund into the Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"). In the merger, your Activa Fund shares would, in effect, be exchanged, on a tax-free basis, for shares of the New Fund with an equal aggregate net asset value per share.

        Activa Asset Management LLC ("Activa"), the investment adviser to the Activa Fund, proposed the merger given the significant reduction in Activa Fund assets that has occurred and that is expected to occur. The New Fund was created to acquire the assets of the Activa Fund and to provide Activa Fund shareholders with a continuing investment alternative. In determining to recommend approval of the merger, the Board of Trustees of the Activa Fund considered the following factors, among others:

  •
  Activa Fund shareholders will have the opportunity to invest in a comparable new fund with the same sub-adviser and lower expenses than the Activa Fund, after giving effect to ALPS Advisors' contractual agreement to limit expenses of the New Fund through August 31, 2011;

  •
  The Activa Fund and the New Fund will not pay any legal or other costs associated with the solicitation of proxies; and

  •
  The tax-free nature of the reorganization for federal income tax purposes for Activa Fund shareholders.

        The investment objective of the Activa Fund is the same and the investment policies of the Activa Fund are substantially similar as those of the New Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the third calendar quarter of 2009.

        Included in this booklet is information about the upcoming shareholders' meeting:

  •
  A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

  •
  A Prospectus/Proxy Statement, which provides detailed information on the New Fund, the specific proposal being considered at the shareholders' meeting, and why the proposal is being made.

        Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card. A postage-paid envelope is enclosed for mailing. You may receive more than one proxy card. If so, please vote each one.

        I'm sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don't. Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations.

        Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about any proposal, please contact Activa at 1-800-346-2670.

        Thank you for your investment in the Activa Fund.

Sincerely,
/s/ ALLAN D. ENGEL Allan D. Engel President Activa Mutual Fund Trust

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF ACTIVA VALUE FUND

        This is the formal agenda for your Fund's special shareholders' meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders:

        Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Activa Value Fund (the "Activa Fund") will be held at the offices of the Activa Fund, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546, on August 24, 2009 at 10:00 a.m., Eastern time, to consider the following:

  Proposal: Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Activa Fund to the Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"), in exchange for shares of the New Fund and the assumption by the New Fund of all liabilities of the Activa Fund, and the distribution of such shares to the shareholders of the Activa Fund in complete liquidation and termination of the Activa Fund.

        The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

        The close of business on July 10, 2009 has been set as the record date for determining the shareholders of the Activa Fund entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

        In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees
/s/ ALLAN D. ENGEL Allan D. Engel President, Activa Mutual Fund Trust

July 24, 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

QUESTIONS & ANSWERS

ACTIVA MUTUAL FUND TRUST
Activa Value Fund

        While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal affecting the Activa Value Fund (the "Activa Fund"), which will require your vote.

Q.
What is happening?

A.
Activa Asset Management LLC ("Activa"), the investment adviser of the Activa Fund, has recommended and the Board of Trustees has approved a proposal to reorganize and merge the Activa Fund.

Q.
What issue am I being asked to vote on?

A.
You are being asked to vote on a proposal to merge the Activa Fund into the Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"). The New Fund is a "shell" fund that was created to acquire the assets of the Activa Fund and will have the same sub-adviser and portfolio manager, the same investment objective and substantially similar investment policies as the Activa Fund.

After carefully reviewing the proposal, your Activa Fund's Board has determined that this action is in the best interests of your Activa Fund. The Board of Trustees, including the independent trustees, unanimously recommends that you vote for this proposal.

Q.
Why has this proposal been made for the Activa Fund?

A.
Given the significant reduction in Activa Fund assets that has occurred and that is expected to occur and after discussions with the Activa Fund's sub-adviser, Activa sought and recommended to the Board an organization that would be in a better position to administer the Activa Fund's assets, gather additional assets and continue to provide services to shareholders of the Activa Fund. This organization, Financial Investors Trust, has created the New Fund to acquire the assets of the Activa Fund and has hired the Activa Fund's sub-adviser to serve as sub-adviser to the New Fund. In addition, ALPS Advisors, Inc. ("ALPS Advisors") will serve as investment adviser to the New Fund.

The Board of Trustees believes that it is in the best interests of the Activa Fund to combine into the New Fund. The New Fund has the same investment objective and substantially similar investment policies as the Activa Fund and provides Activa Fund shareholders with a continuing investment alternative managed by the sub-adviser. In addition, the New Fund will have lower expenses than the Activa Fund, after giving effect to ALPS Advisors' contractual agreement to limit expenses of the New Fund through August 31, 2011.

Q.
What are the annual fund operating expenses of the New Fund?

A.
The New Fund will have an annual management fee of 0.95%, a 12b-1 fee of 0.25% for Class A shares and estimated other expenses of 0.33%, less a fees/expenses waiver by ALPS Advisors of 0.13%, for net annual operating expenses of 1.40% for Class A and 1.15% for Class I (which does not have a Rule 12b-1 plan). The fees/expenses waiver will be in effect through August 31, 2011.

Under this arrangement, based on the operating expenses of the Activa Fund as of December 31, 2008, the total annual fund operating expenses (before waivers and expense reimbursements) for New Fund Class A and Class I shares would be 0.11% and 0.02% higher than the total annual fund operating expenses that are applicable to current Activa Fund Class A and Class R shares. However, during the period the waiver is in effect, the net annual fund operating expenses for New Fund Class A and Class I shares would be 0.02% and 0.11% lower than the net annual fund operating expenses that are applicable to current Activa Fund Class A and Class R shares.

Q.
What are the new shareholder fees for the New Fund?

A.
The New Fund Class A shareholders will be subject to an initial sales charge (load) of up to 5.50% and a Contingent Deferred Sales Charge on such shares. These charges will be waived for the Activa Fund shareholders receiving Merger Shares. These charges will also be waived with respect to additional New Fund Class A shares purchased by Activa Fund shareholders receiving Merger Shares. In addition, these charges will be waived for persons who become New Fund Class A shareholders as a result of bonus contributions made by Amway Global or its affiliates.

Q.
Will I have to pay federal income tax as a result of the merger of the Activa Fund?

A.
The merger is intended to qualify as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

Q.
Upon merger, will I own the same number of shares?

A.
Yes. The number of shares you own will be the same, and the aggregate value of your investment will not change as a result of the merger.

Q.
Will the Activa Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A.
No. ALPS Advisors (or its affiliates) will bear these costs.

Q.
When would the merger take place?

A.
If approved, the merger would occur on or about August 31, 2009 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of shares owned.

Q.
How can I vote?

A.
You can vote by mail, using the enclosed proxy card, or in person at the special meeting.

Q.
If I send in my proxy card now as requested, can I change my vote later?

A.
You may revoke your proxy at any time before it is voted at the special meeting either (i) by sending a written revocation to the Secretary of the Activa Mutual Fund Trust (the "Trust") as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q.
Whom should I call for additional information about this Prospectus/Proxy Statement?

A.
Please call Activa at 1-800-346-2670.

 TABLE OF CONTENTS

SYNOPSIS	2
INVESTMENT STRATEGIES AND RISK FACTORS	8
OTHER COMPARISONS BETWEEN THE FUNDS	11
INFORMATION ABOUT THE PROPOSED MERGER	15
INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	19
APPENDIX 1: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	APPENDIX 1-1

PROSPECTUS/PROXY STATEMENT

July 24, 2009

Acquisition of the assets of:	By and in exchange for shares of:
Activa Value Fund	Activa Value Fund
a series of	a series of
Activa Mutual Fund Trust	Financial Investors Trust
2905 Lucerne SE, Suite 200	1290 Broadway, Suite 1100
Grand Rapids, MI 49546	Denver, CO 80203
(616) 588-5380	(303) 623-2577

        This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of the Activa Value Fund, a series of Activa Mutual Fund Trust (the "Activa Fund"), into the Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"). The Activa Fund and the New Fund are referred to collectively as the "Funds," and each is referred to herein individually as a "Fund." As a result of the proposed merger, each holder of Class A and Class R shares of the Activa Fund will receive a number of full and fractional shares of Class A and Class I shares of the New Fund, respectively, equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder's Activa Fund shares.

        This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders on or about August 6, 2009. It explains concisely what you should know before voting on the proposal or investing in the New Fund, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

        The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

        The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference: (i) the prospectuses of the New Fund, dated July 23, 2009, as supplemented from time to time, the applicable copy of which is included with this Prospectus/Proxy Statement; (ii) the prospectuses of the Activa Fund, dated April 30, 2009, as supplemented from time to time; (iii) the statements of additional information of the Activa Fund, dated April 30, 2009, and of the New Fund, dated July 23, 2009, each as supplemented from time to time; (iv) the statement of additional information relating to the proposed merger, dated July 24, 2009 (the "Merger SAI"); and (v) the financial statements, financial highlights and related report of the independent registered public accounting firm for the Activa Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 2008. No other parts of the prospectuses, statements of additional information or Annual Report are incorporated by reference herein.

        Shareholders may receive free copies of the Activa Fund's annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about the Activa Fund or make shareholder inquiries by calling 1-800-346-2670. Shareholders may receive free copies of the New Fund's prospectuses or statement of additional information or request other information about the New Fund by calling 1-800-346-2670.

        Like shares of the Activa Fund, shares of the New Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. It is possible to lose money by investing in the New Fund.

        This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don't understand, please contact the Activa Fund at 1-800-346-2670.

        The New Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. You may review and copy information about the Funds, including the statements of additional information, at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

SYNOPSIS

        The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.     What is being proposed?

        The Board of Trustees of Activa Mutual Fund Trust (the "Trust"), of which the Activa Fund is a series, is recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached hereto as Appendix 1), which we refer to as a "merger" of the Activa Fund with and into the New Fund. If approved by shareholders, all of the assets of the Activa Fund will be transferred to the New Fund solely in exchange for the issuance and delivery to the Activa Fund of shares of the New Fund ("Merger Shares") with a value equal to the value of the Activa Fund's assets net of liabilities, and for the assumption by the New Fund of all liabilities of the Activa Fund. As soon as possible after the transfer, the appropriate class of Merger Shares received by the Activa Fund will be distributed pro-rata, on a federal income tax-free basis, to its shareholders of record. Holders of Class A shares of the Activa Fund will receive Class A shares of the New Fund, and holders of Class R shares of the Activa Fund will receive Class I shares of the New Fund.

2.     What will happen to my shares of the Activa Fund as a result of the merger?

        Your shares of the Activa Fund will, in effect, be exchanged on a federal income tax-free basis for shares of the same class of the New Fund with an equal aggregate net asset value per share as of the Valuation Date (as defined in the Agreement and Plan of Reorganization).

3.     Why has the Board of Trustees of the Trust recommended that I approve the merger?

        In determining to recommend that shareholders approve the merger, the Board considered, among others, the following factors:

  •
  The asset size of the Activa Fund and lack of expected asset growth;

  •
  The merger would provide shareholders of the Activa Fund the opportunity to invest in a fund with the same sub-adviser, the same investment objective and substantially similar investment policies as the Activa Fund;

  •
  The fees and expenses of the Funds, including the fact that the management fee (and the 12b-1 fees for the Class A shares) of the New Fund are higher than those of the Activa Fund. However, the Board noted that the overall expenses of the New Fund are lower than those of the Activa Fund, after giving effect to ALPS Advisors' contractual agreement to limit expenses of the New Fund through August 31, 2011. The Board also noted that the annualized expense ratios for the Activa Fund (as of June 1, 2009) were in excess of the New Fund's gross and net estimated expense ratios;

  •
  The sales load structure for Class A shares of the New Fund relative to the Class A shares of the Activa Fund which does not charge sales loads, but noted that Activa Fund shareholders receiving Merger Shares will not be subject to sales loads on such shares, the sales loads will be waived with respect to additional New Fund shares purchased by Activa Fund shareholders receiving Merger Shares and the sales loads will be waived for persons who become New Fund shareholders as a result of bonus contributions made by Amway Global or its affiliates;

  •
  The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger;

  •
  The agreement of the investment adviser of the New Fund (or its affiliates) to pay all legal or other costs associated with the solicitation of proxies;

  •
  The Activa Fund will pay certain expenses of the merger. However, the Board noted that shareholders of the Activa Fund are expected to benefit from lower ongoing costs as a result of the merger as noted above; and

  •
  The services available to shareholders of the Activa Fund will be substantially similar after the merger.

        The Board of Trustees of the Trust has concluded that: (1) the merger is in the best interests of the Activa Fund, and (2) the interests of the existing shareholders of the Activa Fund will not be diluted as a result of the merger. Accordingly, the Board of Trustees of the Trust unanimously recommends approval of the Agreement and Plan of Reorganization effecting the merger.

4.     How do the investment goals, policies and restrictions of the Funds compare?

        The Funds have the same investment objective and substantially similar investment policies and restrictions. Each Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to each Fund's principal objective. Each Fund invests primarily in common stocks of U.S. companies that the Funds' sub-adviser believes are undervalued by the marketplace. Each Fund may invest in companies with any market capitalization.

5.     How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following the merger?

        The following tables summarize the fees and expenses you may pay as an investor in the Funds, the expenses that the Activa Fund incurred for the year ended December 31, 2008, the estimated expenses for the New Fund since it has not yet commenced operations and the pro forma estimated expense ratios of the New Fund assuming consummation of the merger as of December 31, 2008.

Shareholder Fees for each class of each Fund (fees paid directly from your investments)

	Activa Fund Class A	New Fund Class A*		Activa Fund Class R**	New Fund Class I**
Maximum Sales Charge (Load) Imposed on Purchases	None	5.50	%(1)	None	None
Maximum Deferred Sales Charge (Load)	None	1.00	%(2)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	5.50%		None	None
Redemption Fee	None	None		None	None
Exchange Fee	None	None		None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
(as a % of average net assets)

			New Fund— Class A Shares (Pro forma combined)				New Fund— Class I Shares (Pro forma combined)**
	Activa Fund— Class A Shares				Activa Fund— Class R Shares**
Management Fee	0.59%		0.95%		0.59%		0.95%
Distribution/Service (12b-1) Fees	0.10%		0.25%		None		None
Other Expenses	0.73%		0.33%		0.67%		0.33%
Total Annual Fund Operating Expenses	1.42	%(3)	1.53	%(4)	1.26	%(3)	1.28	%(4)
Less Waiver and Expense Reimbursement	None		0.13	%(4)	None		0.13	%(4)
Net Annual Fund Operating Expenses	1.42	%(3)	1.40	%(4)	1.26	%(3)	1.15	%(4)

*
Activa Fund shareholders receiving Merger Shares will not be subject to the initial sales charge (load) of up to 5.50% or a Contingent Deferred Sales Charge on such shares. These charges will also be waived with respect to additional New Fund shares purchased by Activa Fund shareholders receiving Merger Shares. In addition, these charges will be waived for persons who become New Fund shareholders as a result of bonus contributions made by Amway Global or its affiliates.

**
Each holder of Class R shares of the Activa Fund will receive a number of full and fractional Class I shares of the New Fund as described in this Proxy Statement/Prospectus.

(1)
An initial sales charge (load) of up to 5.50% will be applied to share purchases up to $1 million, subject to breakpoint discounts.

(2)
A Contingent Deferred Sales Charge of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million.

(3)
Total Annual Fund Operating Expenses have been adjusted for the Michigan Business Tax estimates paid during 2008 that are expected to be refunded during 2009. On January 9, 2009, the Michigan Business Tax was amended to provide an exemption for Regulated Investment Companies.

(4)
The investment adviser of the New Fund has given a contractual agreement to the New Fund to limit the amount of the New Fund's total annual expenses, exclusive of Distribution/Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.15% of the New Fund's average daily net assets. This agreement is in effect through August 31, 2011 and is reevaluated on an annual basis thereafter. Without this agreement, expenses would be higher. The investment adviser of the New Fund will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the New Fund's expenses in later periods fall below the annual rates set forth in the agreement. The New Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

        The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that ALPS Advisors, Inc. ("ALPS Advisors") expects the combined fund to incur in the first year following the merger.

        As shown above, the merger is expected to result in a lower total expense ratio for shareholders of the Activa Fund, after giving effect to ALPS Advisors' contractual agreement to limit expenses of the New Fund through August 31, 2011. However, there can be no assurance that the merger will result in expense savings.

Examples

        This example is intended to help you compare the costs of investing in the Funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Activa Fund-Class A Shares	$145	$449	$776	$1,702
Activa Fund-Class R Shares	$128	$400	$692	$1,523
New Fund-Class A Shares	$685	$995	$1,326	$2,261
New Fund-Class I Shares	$117	$393	$689	$1,532
New Fund Class A Shares (Pro forma combined)	$685	$995	$1,326	$2,261
New Fund-Class I Shares (Pro forma combined)	$117	$393	$689	$1,532

6.     What are the federal income tax consequences of the proposed merger?

        For federal income tax purposes, no gain or loss is expected to be recognized by the Activa Fund or its shareholders as a result of the merger. For more information, please see "Information about the Proposed Merger—Certain Federal Income Tax Consequences," below.

7.     Will my dividends be affected by the merger?

        The merger will not result in a change in dividend policy. The Funds declare and distribute dividends from their net investment income and capital gains annually, however, the timing of the payments during the year may differ because the Funds have different fiscal year ends.

8.     Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

        Yes.

  Purchases.

        Class A shares of the Activa Fund may be purchased directly from the Activa Fund by mail, subject to a minimum initial investment requirement of $500 and additional investment requirements of $50. Class A shares of the New Fund may be purchased directly from the New Fund as well as through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries, subject to a minimum investment requirement of $500 for tax-deferred accounts and

$2,500 for other accounts. Activa Fund shareholders receiving Merger Shares are not subject to these investment minimums on such shares. These investment minimums will also be waived with respect to additional New Fund shares purchased by Activa Fund shareholders receiving Merger Shares. In addition, these investment minimums will be waived for persons who become New Fund shareholders as a result of bonus contributions made by Amway Global or its affiliates.

        Class R shares of the Activa Fund are offered to tax-exempt retirement and benefit plans of Alticor Inc. and the affiliates; and there are no minimum investment requirements for Class R. Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates are to contact the plan administrator for information about particular procedures or requirements which may apply to them. Class I shares of the New Fund are generally available only to employee benefit plans, which may include retirement and deferred compensation plans maintained pursuant to Sections 401, 403 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified deferred compensation plans, health savings accounts maintained pursuant to Section 223 of the Code, and voluntary employee beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

        All purchases of Class A or Class R shares of the Activa Fund are made at the net asset value per share next calculated after the Activa Fund receives an investor's investment and application in proper form. All purchases of Class A and Class I shares of the New Fund are made at the net asset value per share next determined after the New Fund or financial intermediary, as applicable, receives an investor's investment request in proper form. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the New Fund. Otherwise, an investor will receive the next business day's price.

  Redemptions.

        Class A shares of the Activa Fund may be redeemed by mail or phone. Shareholders with account values of $10,000 or more may arrange to receive periodic cash payments. If the value of your Activa Fund account falls below $100, the Activa Fund may mail a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days of that notice, the Activa Fund may sell your shares and mail the proceeds to you at your address of record. Class A shares of the New Fund may be redeemed directly through the Fund by phone, mail or the Internet as well as through retirement plans, broker-dealers and financial intermediaries. The New Fund does not currently impose an account minimum. The New Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

        Class R shareholders of the Activa Fund are to contact their plan administrator for information about particular redemption procedures or requirements which may apply to them. Class I shares of the New Fund may not be redeemed directly but only through retirement plans, broker-dealers and financial intermediaries.

        The Activa Fund redeems Class A and Class R shares at the applicable net asset value next determined after the Activa Fund receives a redemption request in proper form. All redemptions of Class A and Class I shares of the New Fund are made at the net asset value per share determined after an investor's request is received by the New Fund or the financial intermediary, as applicable, in good order. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the New Fund. Otherwise, an investor will receive the next business day's price.

  Exchanges.

        Class A shares of the Activa Fund currently may be exchanged by mail or phone for shares of the Activa Growth Fund or the Activa International Fund. However, the Board of Trustees of the Trust has approved the liquidation of those Activa funds effective August 20, 2009. Class R shares of the Activa

Fund do not have an exchange privilege. Class A and Class I shares of the New Fund do not have an exchange privilege.

9.     How will I be notified of the outcome of the merger?

        If the proposed merger is approved by shareholders, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of Merger Shares you are receiving. If the proposed merger is not approved, this result will be noted in the Activa Fund's annual report for the year ending December 31, 2009.

10.   Will the number of shares I own change?

        No. The total value of your investment in the New Fund will equal the total value of your investment in the Activa Fund at the time of the merger. The net asset value per share of each Fund will be the same.

11.   Will the Activa Fund bear any costs in connection with the merger?

        Yes. Although ALPS Advisors will pay for the proxy solicitation and legal costs associated with the solicitation of proxies, the Activa Fund will pay 50% of the legal costs for the tax opinion to be issued as a condition of the merger, as well as any other expenses incurred by it in connection with the merger, including, without limitation, accounting costs, legal costs and other related administrative or operational costs. In determining to approve the terms of the merger, the Board of Trustees of the Trust considered that the Activa Fund will bear these costs. However, the Board noted that shareholders are expected to benefit from lower ongoing costs as a result of the merger due to ALPS Advisors' contractual agreement to limit expenses of the New Fund through August 31, 2011 and the fact that the annualized expense ratios for the Activa Fund (as of June 1, 2009) were in excess of the New Fund's gross and net estimated expense ratios.

12.   What percentage of shareholders' votes is required to approve the merger?

        Approval of the merger will require the affirmative vote of a "majority of the outstanding shares" of the Activa Fund as defined in the 1940 Act. The vote of a majority of the outstanding shares of the Activa Fund means the lesser of (A) 67% or more of the Fund's outstanding shares present in person or by proxy at the Special Meeting, if more than 50% of the Fund's outstanding shares are present at the Special Meeting or represented by proxy, or (B) more than 50% of the Fund's outstanding shares.

        The Board of Trustees of the Trust believes that the proposed merger is in the best interests of the Activa Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed merger.

INVESTMENT STRATEGIES AND RISK FACTORS

13.   What are the main investment strategies and related risks of the New Fund and how do they compare with those of the Activa Fund?

        Investment Objective and Strategies.    As noted above, the Funds have the same investment objective and, except for the material change in the "Policy Restriction" noted below, have the same investment policies. In addition, the sub-adviser and portfolio manager for the two Funds are the same.

        Each Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to each Fund's principal objective. The Activa Fund's investment objective may not be changed without a shareholder vote. However, the New Fund's investment objective or investment approach may be changed by the Board of Trustees of Financial Investors Trust, of which the New Fund is a series ("FIT"), without shareholder vote, and the New Fund will notify shareholders in writing 60 days before making any such change.

        Each Fund invests primarily in common stocks of U.S. companies which the Fund's sub-adviser believes are undervalued by the marketplace.

        Each Fund's sub-adviser, Wellington Management Company, LLP (the "Sub-Adviser"), implements the construction of the Fund's portfolio based upon the analysis and input of the Sub-Adviser's fundamental and quantitative research teams. The Sub-Adviser's fundamental analysts often spend their entire careers covering a single industry. The Sub-Adviser believes their in-depth knowledge and broad perspective makes them well-positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which the Sub-Adviser believes are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks." In addition, the Sub-Adviser uses an internally-developed, quantitative analytical process to complement the Sub-Adviser's fundamental research. The quantitative valuation process uses multiple factors to determine a security's attractiveness. Factors used and their relative weights are determined according to demonstrated profitability and consistence, incorporating a long look-back period. In general, the factors include value and momentum categories and favor stocks that appear to be inexpensive and timely according to the earnings and price momentum factors. Each Fund may invest in companies with any market capitalization. Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

        Principal Risks.    Since the Funds have the same investment objective and, except for the material change in the "Policy Restriction" noted below, have the same investment policies, they are subject to the same principal risks.

        Like any investment, an investment in each Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Funds' investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

          Stock Market Risks.    The value of equity securities in a Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline and you could lose money.

          The Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount a Fund invests in each stock.

          Sector Risks.    Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more or less of the portfolio holdings to a particular sector, each Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector. Although the Funds do not intend to invest in any particular sector or sectors, each Fund may, from time to time, emphasize investments in one or more sectors.

          Policy Restriction.    The Activa Fund will not invest in securities issued by Procter and Gamble Company. This may have an adverse effect on the performance of the Activa Fund relative to its benchmark indices. The New Fund does not have this policy restriction.

        Performance Information.    The following bar charts provide some indication of the risks of investing in the Funds by showing the changes in the Activa Fund's investment performance for each of the last ten calendar years.

Calendar Year Annual Returns

Activa Fund—Class A Shares

    Best Quarter: 2Q 2003 17.52%
    Worst Quarter: 4Q 2008 -21.09%

Activa Fund—Class R Shares

  Best Quarter: 2Q 2003 17.65%
  Worst Quarter: 4Q 2008 -21.03%

        The following table compares the Activa Fund's average annual total returns over time to those of the Russell 1000 Value Index and the Standard and Poor's 500 Stock Index ("S&P 500").

Average Annual Total Returns
(for periods ended December 31, 2008)

	One Year	Five Years	Ten Years
Value Fund-Class A
Return Before Taxes	-36.45%	-0.65%	0.07%
Return After Taxes on Distributions*	-36.58%	-1.20%	-0.40%
Return After Taxes on Distributions and Sale of Fund Shares*	-23.53%	-0.49%	-0.02%
Value Fund-Class R
Return Before Taxes	-36.38%	-0.56%	0.21%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%
S&P 500**	-36.99%	-2.19%	-1.38%

*
After-tax returns are calculated by using the highest historical individual federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).

**
The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objective and strategies, which is compiled independently by the Frank Russell Companies. The S&P 500 represents an unmanaged index generally representative of the U.S. stock market. Neither index is impacted by Fund operating expenses or reduced for federal income tax.

        Past performance, before and after taxes, is not a prediction of future results.

OTHER COMPARISONS BETWEEN THE FUNDS

  Investment Advisers, Sub-Adviser and Portfolio Manager.

          Activa Fund.    Activa Asset Management LLC ("Activa"), 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546, serves as the investment adviser to the Activa Fund.

          Subject to the direction of the Board of Trustees of the Trust, Activa provides the overall investment strategy for the Activa Fund and furnishes all office space, facilities, equipment and personnel necessary for servicing the investments of the Activa Fund. Activa, together with the Trust's Board of Trustees, is responsible for selecting the Sub-Adviser for the Fund, and Activa is responsible for paying the Sub-Adviser's fees. Richard M. DeVos, the Voting Shares Trust, Dave Van Andel, Trustee, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa.

          As compensation for the advisory services provided by Activa, the Activa Fund pays Activa an annual fee, accrued daily and payable quarterly, based on the average daily net assets of the Activa Fund and according to the following schedule:

Management Fee (as a percentage of Assets under Management)	Assets Under Management
0.65%	On the first $100 million;
0.60%	On the next $50 million; and
0.55%	On the next $50 million

          When the Activa Fund's assets reach $200 million, the rate is:

Management Fee (as a percentage of Assets under Management)	Assets Under Management
0.60%	On assets up to $200 million; and
0.55%	On assets in excess of $200 million

          Activa has agreed to waive its annual fee to the extent necessary so that its fee equals the lesser of (a) the amount otherwise payable under the investment advisory agreement, and (b) the amount payable under the sub-advisory agreement, plus 0.20% of the Activa Fund's average net assets.

          Wellington Management Company, LLP (the "Sub-Adviser"), 75 State Street, Boston, Massachusetts 02109, has served as Sub-Adviser of the Activa Fund since January 1, 2000. The Sub-Adviser makes investment decisions on behalf of the Activa Fund and places all orders for the purchase and sale of portfolio securities. The Sub-Adviser is a Massachusetts limited liability partnership and a professional investment consulting firm which provides investment services to investment companies, employee benefit plans, investments, foundations and other institutions. The Sub-Adviser and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, the Sub-Adviser had investment management authority with respect to approximately $420 billion in assets.

          As compensation for its services to the Activa Fund, Activa pays the Sub-Adviser a fee based on the Activa Fund's average daily net assets according to the following schedule: 0.40% on the first $100 million, and 0.30% on assets in excess of $100 million, subject to a minimum annual fee of $350,000. Through December 31, 2009, the Sub-Adviser has voluntarily agreed to waive the minimum fee.

          Mammen Chally, CFA, Vice President and Equity Portfolio Manager of the Sub-Adviser, is the portfolio manager of the Activa Fund. Mr. Chally joined the Sub-Adviser in 1994 and has been the Fund's portfolio manager since June 2009 and for other clients of the firm for at least the past five years.

          New Fund.    ALPS Advisors, Inc. ("ALPS Advisors"), 1290 Broadway, Suite 1100, Denver, Colorado 80203, subject to the authority of the Board of Trustees of FIT, is responsible for the overall management and administration of the New Fund's business affairs. ALPS Advisors commenced business operations in December 2006 upon the acquisition of an existing advisory operation. The New Fund pays ALPS Advisors an annual management fee of 0.95% based on the New Fund's average daily net assets. The management fee is paid on a monthly basis.

          ALPS Advisors has delegated management of the New Fund's assets to the Sub-Adviser who is paid by ALPS Advisors and not the New Fund. ALPS Advisors pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the New Fund's daily net assets during the month of $0 to $250 million; (ii) forty (40) basis points of the New Fund's daily net assets during the month of between $250 million to $500 million; and (iii) thirty (30) basis points of the New Fund's daily net assets during the month of $500 million and above.

          ALPS Advisors has agreed to limit the New Fund's total operating expenses (exclusive of Distribution/Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.15% of the New Fund's average daily net assets. This agreement is in effect through August 31, 2011 and is reevaluated thereafter on an annual basis. Without this agreement, expenses would be higher. ALPS Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the New Fund's expenses in later periods fall below the annual rates set forth in the agreement. The New Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

          Mr. Chally is also the portfolio manager of the New Fund.

        Distribution/Service (12b-1) Fees.    The Activa Fund has adopted a Rule 12b-1 distribution plan with respect to the Class A shares, pursuant to which Activa provides shareholder services and services in connection with the sale and distribution of the Fund's Class A shares and is compensated at a maximum annual rate of 0.25% of average daily net assets attributable to the Activa Fund's Class A shares. The maximum amount presently authorized by the Board of the Trust is 0.10% of average daily net assets attributable to the Fund's Class A shares, plus any incentives paid to third parties in connection with new Activa Fund sales, but not to exceed an aggregate of 0.25% of assets attributable to the Activa Fund's Class A shares. There were no such third party incentive payments during the year ended December 31, 2008.

        The New Fund has adopted a Rule 12b-1 distribution and services plan with respect to its Class A shares. The plan allows the New Fund to use its Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or provision of shareholder services to Class A shareholders. The plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses. The plan permits the New Fund to make total payments at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class A shares. It is expected that the New Fund will pay the maximum amount.

        The Activa Fund's Class R shares and the New Fund's Class I shares are not subject to a Rule 12b-1 plan.

        Trustees and Officers.    The trustees and officers of the Trust (of which the Activa Fund is a series) are different from those of FIT (of which the New Fund is a series). The following individuals comprise the Board of Trustees of the Trust: Donald H. Johnson, Walter T. Jones, James J. Rosloniec (interested trustee), Joseph E. Victor, Jr. (advisory trustee) and Richard E. Wayman. The following individuals comprise the Board of Trustees of FIT: Mary K. Anstine, John R. Moran, Jr., and Jeremy W. Deems.

        Independent Registered Public Accounting Firms ("Auditors").    The Activa Fund's Auditors are BDO Seidman, LLP. The New Fund's Auditors are Deloitte & Touche LLP.

        Other Service Providers.    Activa serves as principal underwriter and exclusive distributor of the Activa Fund's shares. Activa also serves as administrator, dividend disbursing and transfer agent for the Activa Fund.

        ALPS Distributors, Inc. ("ALPS Distributors"), an affiliate of ALPS Advisors, is the distributor for the New Fund. ALPS Fund Services, Inc., an affiliate of ALPS Advisors and ALPS Distributors, serves as the administrator, transfer agent and bookkeeping and pricing agent for the New Fund.

        Charter Documents.    Each Fund is a series of a Delaware statutory trust. The Trust (of which the Activa Fund is a series) and FIT (of which the New Fund is a series) are governed by their respective trust instruments, by-laws and Delaware state law. Additional information about the trust instruments and by-laws of the Trust and FIT is provided below.

          Shares.    The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, from an unlimited number of series of shares. Currently, the Trust consists of three series. Shares of each series of the Trust have no preemptive or conversion rights.

          FIT is authorized to issue an unlimited number of shares of beneficial interest, no par value, from an unlimited number of series of shares. Currently, FIT offers two series of shares to the public. Shares of each series of FIT have no preemptive or conversion rights.

          Voting Rights.    On each matter submitted to a vote of shareholders of the Activa Fund, each shareholder is entitled to one vote for each dollar of net asset value of the Activa Fund owned, with fractional shares voting proportionally on the same basis. All series of the Trust are voted in the aggregate, except when required by the 1940 Act or when the matter involves any action that the Board has determined will affect only the interests of one or more series or classes.

          On each matter submitted to a vote of shareholders of the New Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On any matter submitted to a vote of shareholders of FIT, shares are voted by series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or when the Board determines that the matter affects one or more series or classes of a series.

          Shareholder Meetings.    As series of Delaware statutory trusts, the Funds are not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

          Meetings of shareholders of the Trust may be called at any time by the Board, the President or any other officer designated for the purpose by the Board.

          Meetings of shareholders of FIT may be called by the Board and must be called by the Board upon written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          Shareholder Liability.    Pursuant to the Trust's trust instrument, the Trust provides indemnification or reimbursement for all loss and expense of any shareholder held liable for the obligations or liabilities of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions.

          FIT's trust instrument disclaims shareholder liability for the debts, liabilities, obligations and expenses of FIT or any series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the New Fund.

          Trustee Liability.    Pursuant to the Trust's trust instrument, the Trust indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee, except for those arising from a trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee's duties.

          FIT indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that FIT does not provide indemnification for liabilities due to a trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee's duties.

        The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

INFORMATION ABOUT THE PROPOSED MERGER

        General.    The shareholders of the Activa Fund are being asked to approve a merger between the Activa Fund and the New Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the "Agreement"), the form of which is attached to this Prospectus/Proxy Statement as Appendix 1.

        The merger is structured as a transfer of all the assets of the Activa Fund to the New Fund in exchange for the assumption by the New Fund of all the liabilities of the Activa Fund and for the issuance and delivery to the Activa Fund of Merger Shares equal in value to the aggregate net asset value of the Activa Fund.

        After receipt of the Merger Shares, the Activa Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the Activa Fund, and the legal existence of the Activa Fund as a series of the Trust will be terminated. Each holder of Class A and Class R shares of the Activa Fund will receive a number of full and fractional Class A and Class I shares of the New Fund, respectively, equal in value as of the Valuation Date (as defined in the Agreement) to, the aggregate value of the shareholder's Activa Fund shares. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Activa Fund.

        The Board of Trustees of the Trust has voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the Activa Fund's outstanding shares as defined in the 1940 Act.

        Agreements Between Activa and ALPS.    ALPS Advisors, Activa and Activa Management Services, LLC ("AMS"), an affiliate of Activa, intend to enter into a fund transition agreement and ALPS Advisors, ALPS Distributors and AMS intend to enter into a shareholder services agreement in furtherance of the transactions contemplated by the Agreement. Pursuant to such agreements, ALPS Advisors or an affiliate has agreed to pay AMS an annual fee of 0.20% of that portion of the average daily net assets of the New Fund held by Activa Fund shareholders receiving Merger Shares ("Activa Merger Shareholders") and those persons who become New Fund shareholders as a result of bonus contributions made by Amway Global or its affiliates ("Qualified Shareholders"). In addition, for three years following the Closing Date, ALPS Advisors or an affiliate has agreed to pay AMS an annual fee of 0.05% of that portion of the average daily net assets of the New Fund held by shareholders other than Activa Merger Shareholders and Qualified Shareholders. These fees will be paid by ALPS Advisors or an affiliate to AMS for shareholder services to be provided by AMS to Activa Merger Shareholders, Qualified Shareholders and other New Fund shareholders subsequent to the merger. These services include, but are not limited to, (i) taking telephone calls, written requests and other shareholder inquiries and promptly forwarding them to ALPS Distributors, as distributor of the New Fund, (ii) providing historical and current shareholder data to ALPS Distributors, and (iii) serving as liaison between ALPS Distributors and such shareholders.

        Background and Board's Considerations Relating to the Proposed Merger.    In February 2009, Activa discussed the future of the Activa Fund with the Board of the Trust, noting that, given the Activa Fund's asset size, further expected reduction in assets and lack of economies of scale, Activa did not believe the Activa Fund was a viable investment option going forward and, after discussions with the Sub-Adviser, sought and recommended to the Board an organization that would be in a better position to administer the Activa Fund's assets, gather additional assets and continue to provide services to shareholders of the Activa Fund. In particular, rather than propose liquidating the Activa Fund (which would be a taxable event to non-tax-exempt Activa Fund shareholders), Activa proposed to the Board the merger of the Activa Fund with another fund that is identical from an investment objective standpoint.

        On June 2, 2009, Activa formally proposed and the Board of the Trust, including the trustees who are not "interested persons" (as defined by the 1940 Act) ("Disinterested Trustees"), approved the terms of the merger. The Board has also agreed to recommend that the merger be approved by the Activa Fund's shareholders.

        In determining to recommend that the shareholders of the Activa Fund approve the merger, the Board considered the factors described below:

  •
  The asset size of the Activa Fund and lack of expected asset growth;

  •
  The fees and expenses of the Funds, including the fact that the management fee (and the 12b-1 fees for the Class A shares) of the New Fund are higher than those of the Activa Fund. However, the Board noted that the overall expenses of the New Fund are lower than those of the Activa Fund, after giving effect to ALPS Advisors' contractual agreement to limit expenses of the New Fund through August 31, 2011. The Board also noted that the annualized expense ratios for the Activa Fund (as of June 1, 2009) were in excess of the New Fund's gross and net estimated expense ratios;

  •
  The investment objective of the Funds are the same and the investment policies and restrictions are substantially similar;

  •
  The Sub-Adviser and portfolio manager of the Funds are the same;

  •
  The sales load structure for Class A shares of the New Fund relative to the Class A shares of the Activa Fund which does not charge sales loads, but noted that Activa Fund shareholders receiving Merger Shares will not be subject to sales loads on such shares, the sales loads will be waived with respect to additional New Fund shares purchased by Activa Fund shareholders receiving Merger Shares and the sales loads will be waived for persons who become New Fund shareholders as a result of bonus contributions made by Amway Global or its affiliates;

  •
  The tax consequences of the merger on the Activa Fund and its shareholders, and in particular, that the merger would be a tax-free reorganization for federal tax purposes (while a liquidation would be a taxable event to non-tax-exempt Activa Fund shareholders);

  •
  ALPS Advisors (or its affiliates) would bear all legal and other expenses associated with the solicitation of proxies;

  •
  The Activa Fund will pay certain expenses of the merger. However, the Board noted that shareholders of the Activa Fund are expected to benefit from lower ongoing costs as a result of the merger as noted above;

  •
  The terms and conditions of the merger were fair and reasonable and consistent with industry practice and that the merger would not result in the dilution of shareholder interests; and

  •
  The services available to shareholders of the Activa Fund will be substantially similar after the merger.

        Based on all of the foregoing, the Board concluded that the Activa Fund's participation in the proposed merger would be in the best interests of the Activa Fund and would not dilute the interests of the Activa Fund's existing shareholders. The Board, including the Disinterested Trustees, unanimously recommends that shareholders of the Activa Fund approve the merger.

        Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Appendix 1. The Agreement provides that the Activa Fund will transfer all of its assets to the New Fund solely in exchange for the issuance of full and fractional Merger Shares and the assumption of all the Activa Fund's liabilities. The Merger Shares will be issued on August 31, 2009 or such other date as may be agreed upon by the parties (the "Closing Date"). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

        The Activa Fund will transfer all of its assets to the New Fund, and in exchange, the New Fund will assume all liabilities of the Activa Fund and deliver to the Activa Fund a number of full and fractional Class A and Class I shares of the New Fund having an aggregate net asset value equal to the net asset value of the Class A and Class R shares of the Activa Fund, respectively. On or as soon after the Closing Date as is possible (the "Liquidation Date"), the Activa Fund will distribute in complete liquidation of the Activa Fund, pro rata to its shareholders of record, all of the Merger Shares received by the Activa Fund. This distribution will be accomplished by the transfer of Merger Shares credited to the account of the Activa Fund on the books of the New Fund to open accounts on the share records of the New Fund in the name of Activa Fund shareholders, and representing the respective pro rata number of Merger Shares of the applicable class due such shareholders. All issued and outstanding shares of the Activa Fund will simultaneously be canceled on the books of the Activa Fund. As a result of the proposed transaction, each Activa Fund shareholder will receive a number of Merger Shares of the applicable class equal in value as of the Valuation Date to the value of the corresponding class of Activa Fund shares surrendered by such shareholder.

        The Board of the Trust has determined that the proposed merger is in the best interests of the Activa Fund and that the interests of the Activa Fund's shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Board of FIT has determined that the proposed merger is in the best interests of the New Fund.

        The consummation of the merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Trust on behalf of the Activa Fund and FIT on behalf of the New Fund. In addition, either the Trust or FIT may at its option terminate the Agreement at or before the Closing Date due to (i) a material breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of the Trust or the Board of FIT that the consummation of the transactions contemplated therein is not in the best interests of the Activa Fund or the New Fund, respectively.

        The Agreement provides that ALPS will pay the expenses associated with the preparation and filing of this Prospectus/Proxy Statement and other proxy materials, including legal costs to prepare the Agreement, this Prospectus/Proxy Statement and other proxy materials, postage, printing and proxy solicitation costs. In addition, ALPS and the Activa Fund will each pay 50% of the legal costs for the tax opinion to be delivered as a condition to the merger. Furthermore, the Activa Fund will pay any other expenses incurred by it in connection with the merger, including, without limitation, accounting costs, legal costs and other related administrative or operational costs.

        Description of the Merger Shares.    Merger Shares will be issued to the Activa Fund's shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A and Class I shares of the New Fund. Class A Merger Shares have similar characteristics as the corresponding Class A shares of the Activa Fund, except that the Class A Merger Shares charge (i) a 0.25% 12b-1 fee compared to the 0.10% 12b-1 fee currently charged by the Class A shares of the Activa Fund, (ii) an initial sales charge (load) of up to 5.50% compared to no initial sales charge (load)

currently charged by the Class A shares of the Activa Fund, and (iii) a contingent deferred sales charge ("CDSC") of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million or the CDSC of 1% for shares redeemed within the first 12 months after a purchase in excess of $1 million. Activa Fund shareholders receiving Class A Merger Shares are not subject to the initial sales charge (load) of up to 5.50% or a CDSC on such shares. These charges will also be waived with respect to additional New Fund shares purchased by Activa Fund shareholders receiving Merger Shares. In addition, these charges will be waived for persons who become New Fund shareholders as a result of bonus contributions made by Amway Global or its affiliates. Class I Merger Shares have similar characteristics as the corresponding Class R shares of the Activa Fund. For more information on the characteristics of each class of the Merger Shares, please see the applicable prospectus, a copy of which is included with this Prospectus/Proxy Statement.

        Section 15(f) of the 1940 Act permits an adviser to receive a benefit in connection with the sale of its business that results in the assignment of its advisory contract with a registered investment company if it satisfies two conditions. First, for three years after the transaction, at least 75% of the company's board of directors must not be interested persons of either the adviser or the predecessor adviser. Second, no unfair burden, as defined in the 1940 Act, may be imposed on the investment company as a result of the transaction. The New Fund intends to satisfy these conditions.

        Certain Federal Income Tax Consequences.    As a condition to each Fund's obligation to consummate the merger, the Funds will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

    (a)
    The transfer of all the assets of the Activa Fund to the New Fund in exchange solely for Merger Shares and the assumption by the New Fund of all the liabilities of the Activa Fund followed by the pro rata distribution by the Activa Fund of all the Merger Shares to the Activa Fund shareholders in complete liquidation of the Activa Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and each Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the reorganization.

    (b)
    No gain or loss will be recognized by the New Fund upon the receipt of all the assets of the Activa Fund solely in exchange for Merger Shares and the assumption by the New Fund of all the liabilities of the Activa Fund.

    (c)
    No gain or loss will be recognized by the Activa Fund upon the transfer of all its assets to the New Fund solely in exchange for Merger Shares and the assumption by the New Fund of all the liabilities of the Activa Fund or upon the distribution (whether actual or constructive) of such Merger Shares to the Activa Fund's shareholders solely in exchange for such shareholders' shares of the Activa Fund in complete liquidation of the Activa Fund.

    (d)
    No gain or loss will be recognized by the Activa Fund's shareholders upon the exchange of their Activa Fund shares solely for Merger Shares in the reorganization.

    (e)
    The aggregate basis of the Merger Shares received by each Activa Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the Activa Fund shares exchanged therefor by such shareholder. The holding period of the Merger Shares received by each Activa Fund shareholder will include the period during which the Activa Fund shares exchanged therefor were held by such shareholder, provided such Activa Fund shares are held as capital assets at the time of the reorganization.

    (f)
    The basis of the Activa Fund's assets transferred to the New Fund will be the same as the basis of such assets to the Activa Fund immediately before the reorganization. The holding period of the assets of the Activa Fund in the hands of the New Fund will include the period during which those assets were held by the Activa Fund.

    (g)
    The taxable year of the Activa Fund will not end as a result of the reorganization. The part of the taxable year of the Activa Fund before the effective time of the reorganization and the part of the taxable year of the New Fund after the effective time will constitute a single taxable year of the New Fund.

        No opinion will be expressed as to (1) the effect of the merger on (A) the taxable year of any Activa Fund shareholder, or (B) the Activa Fund or the New Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

        This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of federal, state, local, non-U.S. and other tax laws.

        Capitalization.    The following table shows, as of December 31, 2008, the capitalization of each Fund and the pro forma combined capitalization of the New Fund, giving effect to the proposed merger as of that date:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fund
Activa Fund
Class A	$53,840,759	$5.86	9,190,406
Class R	$3,658,401	$5.89	621,485
New Fund
Class A	—	—	—
Class I	—	—	—
Pro Forma New Fund
Class A	$53,840,759	$5.86	9,190,406
Class I	$3,658,401	$5.89	621,485

        The Board of Trustees of the Trust, including the Disinterested Trustees, unanimously recommends approval of the merger.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

        General.    The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying proxy card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph or in person, will be paid by ALPS Advisors or its affiliates. In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Activa or ALPS Advisors, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person.

        As of July 10, 2009 (the "Record Date"), the Activa Fund had 11,548,093.955 shares outstanding.

        Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Shareholders of the Activa Fund vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the Activa Fund owned, with fractional shares voting proportionally on the same basis.

Proposals of Shareholders

        As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. As a result, the Trust does not have a policy regarding the attendance of Board members at annual meetings. The Trust will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

        The Board is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Voting, Quorum

        Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card as the persons named in the proxy card determine on such other business as may come before the Special Meeting. For the merger proposal, if no designation is given, the shares will be voted FOR approval of the merger. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

        The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the Activa Fund's shareholders as indicated in section 12 of the "Synopsis," above.

        The presence, in person or by proxy, at the Special Meeting of the holders of 25% of the outstanding shares of the Activa Fund constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

        In tallying votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the merger proposal.

Share Ownership

        As of the Record Date, the officers and trustees of each of the Trust and FIT as a group beneficially owned less than 1% of the outstanding shares of the Activa Fund. The following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of the Activa Fund as of the Record Date:

Class	Shareholder Name and Address	Type of Ownership	Percentage Owned	Estimated Pro Forma Ownership After the Merger
A	Amway Investment Corp. Mail Code 56-3T 7575 E. Fulton Rd. Ada, MI 49355	Beneficial	30.39%	30.39%

        As of the date of this Prospectus/Proxy Statement, no shares of the New Fund have been issued.

Appendix 1

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this                        day of                        , 2009 by Financial Investors Trust, a Delaware statutory trust (the "Acquiring Trust"), on behalf of Activa Value Fund (the "Acquiring Fund"); Activa Mutual Fund Trust, a Delaware statutory trust, (the "Selling Trust"), on behalf of Activa Value Fund (the "Selling Fund") (the Acquiring Fund and Selling Fund referred to herein as a "Fund" and collectively, the "Funds"); and ALPS Advisors, Inc. ("ALPS"), the investment adviser to the Acquiring Fund (for purposes of Section 9.1 of the Agreement only). The principal place of business of the Acquiring Trust and ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203; the principal place of business of the Selling Trust is 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546.

        The Selling Fund intends to change its identity through a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting Class A and Class I shares of beneficial interest, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing hereinafter referred to, of the Class A and Class I Shares of the Acquiring Fund to the Class A and Class R shareholders, respectively, of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

        WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Selling Fund is a separate series of the Selling Trust, and the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

        WHEREAS, the Acquiring Fund was established by the Acquiring Trust for the purpose of acquiring the assets of the Selling Fund, and is authorized to issue its shares of beneficial interest;

        WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

        WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING
FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND'S LIABILITIES
AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

        1.1    THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

        1.2    ASSETS TO BE TRANSFERRED.    The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

        1.3    LIABILITIES TO BE ASSUMED.    The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

        1.4    LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is possible (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata by class to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

        1.5    OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

        1.6    STATE FILINGS.    Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

        1.7    TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.8    TERMINATION.    The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

        1.9    BOOKS AND RECORDS.    All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

        1.10    INITIAL SHARE.    Prior to the Closing, the Acquiring Fund will issue one share of beneficial interest of the Acquiring Fund (the "Initial Share") to                        (the "Sole Shareholder") in exchange for $10.00 for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Share shall be redeemed and cancelled by the Acquiring Fund in exchange for $10.00 immediately prior to the Closing.

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ARTICLE II

VALUATION

        2.1    VALUATION OF ASSETS AND LIABILITIES.    The value of the Selling Fund's net assets shall be the value of all the Selling Fund's assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Date"), less the amount of all the Selling Fund's liabilities. The value of the Selling Fund's assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust's Agreement and Declaration of Trust and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

        2.2    VALUATION OF SHARES.    The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of the Selling Fund on the Valuation Date, using the valuation procedures set forth in the Selling Trust's Agreement and Declaration of Trust and the Selling Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

        2.3    SHARES TO BE ISSUED.    The number of Class A and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be equal to the number of Class A and Class R Selling Fund shares, respectively, outstanding at the close of business on the Valuation Date.

        2.4    EFFECT OF SUSPENSION IN TRADING.    In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

        3.1    CLOSING DATE.    The Closing shall occur on August 31, 2009 or such other date as the parties may agree in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held as of 8:00 a.m. Central time (the "Effective Time") at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

        3.2    CUSTODIAN'S CERTIFICATE.    The Selling Fund shall cause The Northern Trust Company, as custodian for the Selling Fund (the "Custodian"), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

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        3.3    TRANSFER AGENT'S CERTIFICATE.    The Selling Fund shall cause Activa Asset Management LLC, as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc., its transfer agent, to issue and deliver to the Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

        3.4    DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        4.1    REPRESENTATIONS OF THE SELLING FUND.    The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

          (a)   The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b)   The Selling Fund is a separate series of the Selling Trust duly authorized in accordance with the applicable provisions of the Selling Trust's Agreement and Declaration of Trust and Bylaws.

          (c)   The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

          (d)   The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e)   Except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund, the Selling Fund has no material contracts or other commitments that will be terminated with liability to the Selling Fund before the Closing Date.

          (f)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g)   The financial statements of the Selling Fund as of December 31, 2008, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of

4

  December 31, 2008, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h)   Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i)    All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Selling Fund's knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

          (j)    All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

          (k)   At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

          (l)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (m)  The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n)   The current prospectus and statement of additional information of the Selling Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations thereunder and does not include, with respect to the Selling Trust or the Selling Fund, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (o)   From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in

5

  Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (p)   For each taxable year of its operations, the Selling Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a "regulated investment company" under the Code (a "RIC"), (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

          (q)   No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Selling Trust on behalf of the Selling Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the Post-Effective Amendment (as defined in Section 8.5) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2.

        4.2    REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

          (a)   The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b)   The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust's Revised Trust Instrument and Bylaws.

          (c)   The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

          (d)   The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Share, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Share issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Share immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Share so that the Acquiring Fund will own no assets at the time of the Closing.

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          (e)   The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust's Revised Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (f)    No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (g)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (h)   The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Share, constitute all of the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

          (i)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (j)    From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (k)   The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

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          (l)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the Post-Effective Amendment (as defined in Section 8.5) and the filing of any documents that may be required under Delaware state law and except for the filing of any documents that may be required under the 1933 Act, the 1934 Act and the 1940 Act and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

          (m)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUND

        5.1    OPERATION IN ORDINARY COURSE.    Subject to Section 1.2, the Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

        5.2    APPROVAL OF SHAREHOLDERS.    The Selling Fund will call a special meeting of Selling Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

        5.3    INVESTMENT REPRESENTATION.    The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

        5.4    ADDITIONAL INFORMATION.    The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

        5.5    FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Selling Fund's assets and otherwise to carry out the intent and purpose of this Agreement.

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        5.6    STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within (sixty) 60 days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust's Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

        5.7    PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Acquiring Trust will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the "Registration Statement"). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the "Proxy Materials"), for inclusion therein, in connection with the meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

        5.8    ACQUIRING FUND OPERATING EXPENSES.    The Acquiring Trust, on behalf of the Acquiring Fund, shall enter into an agreement with ALPS pursuant to which ALPS agrees to limit the Acquiring Fund's total operating expenses (exclusive of distribution/service (12b-1) fees, acquired fund fees and expenses, brokerage expenses, interest expense, tax and extraordinary expenses) to 1.15% of the Acquiring Fund's average daily net assets.

        5.9    REPORTING RESPONSIBILITY.    Any reporting responsibility of the Selling Fund for periods ending on or prior to the Closing Date, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund. Thereafter, the responsibility shall be that of the Acquiring Fund.

        5.10    SELLING FUND FINANCIAL STATEMENTS.    The unaudited financial statements of the Selling Fund as of June 30, 2009, and for the semi-annual period then ended, will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) will fairly reflect the financial condition of the Selling Fund as of June 30, 2009, and there will be no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

        5.11    TAX STATUS OF REORGANIZATION.    It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

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ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

        The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following conditions:

        6.1   All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

        6.2   The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund substantially to the effect that:

          (a)   The Acquiring Fund is a legally designated, separate series of the Acquiring Trust, and the Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware, which, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b)   The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

          (c)   Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

          (d)   The Registration Statement is effective and to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

          (e)   The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's Revised Trust Instrument or By-Laws.

          (f)    This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        Such opinions shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

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ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

        The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

        7.1   All representations, covenants, and warranties of the Selling Trust and the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

        7.2   The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

        7.3   The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

          (a)   The Selling Fund is a legally designated, separate series of the Selling Trust, and the Selling Trust is a statutory trust existing under the laws of the State of Delaware, which, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b)   The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

          (c)   To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except as have been obtained.

          (d)   The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust's Amended and Restated Declaration of Trust (assuming approval of Selling Fund shareholders has been obtained) or By-Laws.

          (e)   This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

        The obligations of each Fund shall also be subject to the following:

        8.1   This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Selling Trust's Agreement and Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

        8.2   The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund's operation as a series of an open-end investment company.

        8.3   On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

        8.4   All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

        8.5   The post-effective amendment to the Acquiring Trust's registration statement on Form N-1A relating to the Acquiring Fund under the 1933 Act and the 1940 Act, as applicable (the "Post-Effective Amendment"), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

        8.6   The Funds shall have received an opinion of Vedder Price P.C. substantially to the effect that with respect to the Reorganization for federal income tax purposes:

          (a)   The transfer of all the Selling Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata, by class, distribution by the Selling Fund of all the Acquiring Fund Shares received to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

          (b)   No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

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          (c)   No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders' shares of the Selling Fund in complete liquidation of the Selling Fund.

          (d)   No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

          (e)   The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

          (f)    The basis of the Selling Fund's assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

          (g)   The taxable year of the Selling Fund will not end as a result of the Reorganization. The part of the taxable year of the Selling Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

        No opinion will be expressed as to (1) the effect of the Reorganization on (A) the taxable year of any Selling Fund shareholder, or (B) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

        Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

        9.1   ALPS will pay the following expenses incurred in connection with the Reorganization: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials, including the legal fees of Vedder Price P.C. to prepare this Agreement, the Registration Statement and other Proxy Materials; (b) postage; (c) printing; and (d) solicitation costs of the transaction. ALPS and the Selling Fund will each pay 50% of the legal fees of Vedder Price P.C. to give the opinion required by Section 8.6 of this Agreement. ALPS will pay any other expenses incurred by the Acquiring Fund in connection with the Reorganization, including, without limitation: (i) accounting fees, (ii) legal fees, including the fees of Davis Graham & Stubbs LLP to give the opinion required by Section 6.2 of this Agreement, (iii) expenses associated with the preparation and filing of the Post-Effective Amendment; and (iv) other related administrative or operational costs. The Selling Fund will pay any other expenses incurred by it in connection with the Reorganization, including, without limitation: (A) accounting fees, (B) legal fees, including the fees of Vedder Price P.C. to give the

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opinion required by Section 7.3 of this Agreement; and (C) other related administrative or operational costs.

        9.2   Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with the transactions provided for herein.

        9.3   Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC. Selling Fund shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

INDEMNIFICATION

        10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

        10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        11.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

        11.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XII

TERMINATION

        12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their Boards of Trustees. In addition, either the

14

Acquiring Trust or the Selling Trust may at its option terminate this Agreement at or before the Closing Date due to:

          (a)   a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

          (b)   a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

          (c)   a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

        12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, ALPS or their respective board members and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIII

AMENDMENTS

        13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their Boards of Trustees; provided, however, that following the meeting of the Selling Fund shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

        14.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

        14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally, but shall bind only the property of the respective Fund, as provided in the Acquiring Trust's Revised Trust Instrument or the Selling Trust's Agreement and Declaration of Trust, respectively. Moreover, no series of the Selling Trust or Acquiring Trust other than the Selling Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling

15

Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Boards of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

ARTICLE XV

NOTICES

        15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

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        IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FINANCIAL INVESTORS TRUST, on behalf of Activa Value Fund
By:
Name:
Title:
ACKNOWLEDGED:
By:
Name:
Title:
ACTIVA MUTUAL FUND TRUST, on behalf of Activa Value Fund
By:
Name:
Title:
ACKNOWLEDGED:
By:
Name:
Title:
The undersigned is a party to this Agreement for the purposes of Section 9.1 only:
ALPS ADVISORS, INC.
By:
Name:
Title:
ACKNOWLEDGED:
By:
Name:
Title:

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STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL INVESTORS TRUST
ACTIVA VALUE FUND
Relating to the Acquisition of the Assets and Liabilities of
ACTIVA VALUE FUND
1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

        This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated July 24, 2009 for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Activa Value Fund (the "Activa Fund"), to be held on August 24, 2009. At the Special Meeting, shareholders of the Activa Fund will be asked to approve the merger of the Activa Fund into the Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"), as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to the New Fund at the address shown above or by calling 1-800-346-2670.

        Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

        Further information about the Activa Fund and the New Fund is contained in their Statements of Additional Information dated April 30, 2009 and July 23, 2009, respectively, as supplemented from time to time, which are incorporated herein by reference only insofar as they relate to such Funds. No other parts are incorporated by reference herein.

        The audited financial statements and related independent registered public accounting firm's reports for the Activa Fund are contained in its Annual Report for the fiscal year ended December 31, 2008, which is incorporated herein by reference only insofar as it relates to the Activa Fund. No other parts of the Annual Report are incorporated by reference herein.

        The New Fund, which has no assets or liabilities, will commence operations upon the completion of the merger and will continue the operations of the Activa Fund. For this reason, the financial statements of the New Fund and the pro forma financial statements of the New Fund have not been included herein.

        The date of this Statement of Additional Information is July 24, 2009.

FORM OF PROXY

ACTIVA VALUE FUND
2905 LUCERNE SE, SUITE 200
GRAND RAPIDS, MICHIGAN 49546

Proxy for Special Meeting of Shareholders
August 24, 2009

This Proxy is Solicited by the Board of Trustees of
Activa Mutual Fund Trust

        The undersigned Shareholder(s) of Activa Value Fund (the "Fund"), hereby appoint(s) Allan D. Engel and James J. Rosloniec (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on August 24, 2009, 10:00 a.m. Eastern time, at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

        All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

        This proxy card is valid only when signed and dated.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

Please do not use fine point pens.

        The Board of Trustees of the Fund recommends a vote "for" the proposal to:

  To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Fund to the Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"), in exchange for shares of the New Fund and the assumption by the New Fund of all the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation and termination of the Fund.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement. Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:                                    , 2009

Signature	Signature

To vote by Internet

1)
Read the Proxy Statement and have the proxy card below at hand.
2)
Go to website www.proxyvote.com.
3)
Follow the instructions provided on the website.

To vote by Telephone

1)
Read the Proxy Statement and have the proxy card below at hand.
2)
Call 1-800-690-6903.
3)
Follow the instructions.

To vote by Mail

1)
Read the Proxy Statement.
2)
Check the appropriate boxes on the proxy card below.
3)
Sign and date the proxy card.
4)
Return the proxy card in the envelope provided.

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